                                                                   Exhibit 10.14

                                Promissory Note


$20,000,000.00                                               November 25, 1997

     FOR VALUE RECEIVED, the undersigned, MARRIOTT DSM LLC, a Delaware limited liability company ("MAKER"), promises to pay to the order of GOLDMAN SACHS MORTGAGE COMPANY, a limited partnership organized and existing under the laws of the State of New York, its successors and assigns ("HOLDER"), on or before the Specified Maturity Date at such place as Holder may from time to time designate in writing, the principal sum of Twenty Million Dollars ($20,000,000.00) in lawful money of the United States of America, together with interest thereon, to be computed and paid as specified in the Credit Agreement (as such terms are defined below).

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Credit Agreement (the "CREDIT AGREEMENT"), dated as of the date hereof, by and among Maker, and Holder, as Agent and as a Lender. This is the Note referred to in the Credit Agreement and is entitled to the security therefor granted pursuant to the Loan Documents, including, without limitation, the Pledge. The terms of this Note are hereby supplemented in full by the terms of the Credit Agreement and the other Loan Documents.

     The entire Debt or any portion thereof, shall without notice, except such notice as is required under the terms of any Loan Document, become immediately due and payable at the option of Holder, unless otherwise specified under the applicable Loan Document, if an Event of Default shall have occurred and be continuing. In the event that Holder retains counsel to collect all or any part of the Debt, or to protect, or foreclose the security provided in connection herewith, Maker agrees to pay reasonable costs of collection incurred by Holder, including reasonable attorneys' fees.

     Maker does hereby agree that, if an Event of Default shall have occurred and is continuing, Maker shall pay interest at the Default Rate on the outstanding amount of the Loan due and but unpaid interest thereon, upon demand from time to time, to the extent permitted by applicable law.

     Maker represents that it has full power, authority and legal right to execute and deliver this Note and to perform its obligations hereunder, and that this Note constitutes the valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether considered in proceedings at law or in equity.

     All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Credit Agreement directed to the parties at their respective addresses as provided therein.

     THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY MAKER AND ACCEPTED BY HOLDER IN THE STATE OF NEW YORK, AND THE PROCEEDS DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO NOTES MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. IT IS UNDERSTOOD THAT THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS NOTE AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANOTHER LOAN DOCUMENT). TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST MAKER OR HOLDER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND MAKER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. MAKER DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY, 80 STATE STREET, ALBANY, NEW YORK 12207-2543, OR AT SUCH OTHER OFFICE IN NEW YORK, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGED ON ITS BEHALF

SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO MAKER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MAKER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. MAKER (I) SHALL GIVE PROMPT NOTICE TO HOLDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     No release of any security for the Debt or any Person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Holder and any other Person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker or any other Person or party who might be or become liable for the payment of all or any part of the Debt, under the Loan Documents, except as otherwise expressly provided herein.

     Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and notice of intent to accelerate the maturity hereof and (except as may be expressly provided for in the Loan Documents) of acceleration.

     This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Holder, but only by an agreement in writing signed by the party against whom enforcement or any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Subject to the qualifications below, neither Agent on behalf of the Lenders nor the Lenders directly shall enforce the liability and obligation of Maker to perform and observe the obligations contained in this Note, the Credit Agreement or other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Maker (or any member, shareholder, partner or other owner of Borrower, or any separate account contract holder, beneficial owner, advisor, consultant, manager, fiduciary director, officer or employee of any of the foregoing), unless, except as expressly reserved in clause (e) below, the judgment in any such action or proceeding shall be enforceable against Maker only to the extent of Maker's interest in the collateral given to Agent on behalf of the Lenders, and Agent on behalf of the Lenders, by accepting this Note, the Credit Agreement and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Maker in any such action or proceeding under or by reason of or under or in connection with this Note, the Credit Agreement or the other Loan Documents except for any deficiency judgment that shall be enforced solely against or collected solely from the collateral given to Agent on behalf of the Lenders. The provisions of this Section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Agent on behalf of the Lenders to name Maker as a party defendant in any action or suit for foreclosure and sale under the Pledge; (c) affect the validity or enforceability of or any guaranty or indemnity made in connection with the Loan or any of the rights and remedies of Agent on behalf of the Lenders thereunder; (d) impair the right of Agent on behalf of Agent on behalf of the Lenders to obtain the appointment of a receiver; or (e) constitute a waiver of the right of Agent or any of the Lenders to enforce the liability and obligation of Maker, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Agent or any of the Lenders (including attorneys' fees and costs reasonably incurred) arising out of or in connection with (but only to the extent of) the following:

          (i) waste committed by or on behalf of Borrower with respect to the Mortgaged Property or the Pledged Collateral;

          (ii) fraud, misrepresentation or willful misconduct by Borrower in connection with the Loan;

          (iii) the removal or disposal by Borrower of any portion of the Mortgaged Property after an Event of Default; and

          (iv) the misappropriation by Borrower of any revenues or distributions and/or dividends from the Property Owner.

     Notwithstanding anything to the contrary in this Note or any of the Loan Documents, neither Agent nor any of the Lenders shall be deemed to have waived any right which Agent or any of the Lenders may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Agent and the Lenders in accordance with the Loan Documents.

     Notwithstanding anything to the contrary in this Note and to the extent permitted by applicable law, if the aggregate amount of interest payable in respect of this Note and all other consideration which would constitute interest for any Interest Period under applicable law results in an effective rate of interest for any Interest Period on this Note in excess of the maximum rate permitted by law applicable to this Note (after giving effect to any adjustment permitted by law to the interest rate paid or payable in any Interest Periods other than such Interest Period), the effective rate of interest for such Interest Period for this Note shall be limited to a rate of interest which would not cause the effective rate to exceed the maximum legal rate, and the effective rate for all other Notes shall be increased in a manner such that (i) the aggregate payment of additional interest due on all Notes after such adjustments shall be equal to the aggregate interest payment due on all Notes had no adjustments been necessary, and (ii) the amount of additional interest accrued on all such other Notes is increased pro rata based upon the outstanding
                                     --- ----
principal balances thereof, but shall not be increased to a rate in excess of the maximum legal rate applicable to such other Notes.

     Whenever used, the singular number shall include the plural the singular, and the words "Holder" and "Maker" shall include their respective successors, assigns, heirs, executors and administrators as permitted under the Loan Documents.

     IN WITNESS WHEREOF, Maker has caused its duly authorized officers to execute this Note on its behalf, as of the day and year first above written.

MARRIOTT DSM LLC,
a Delaware limited liability company

By:
    _________________________________
     Name:     Patricia K. Brady
     Title:    Vice President

AMORTIZATION SCHEDULE:                     $20,000,000  MEZZANINE

                                     Interpolated 12-yr UST        5.865%
                                     Spread                        4.500%
                                     Coupon (Actual/360)          10.365%

                                     Amortization                   12.50
                                     Anticipated Maturity           12.50
                                     Constant                      14.40%
CLOSING DATE:        11/26/97

                                       MEZZ. PLACE
PAYMENT DATE              MONTH     BEGINNING BALANCE         INTEREST          PRINCIPAL          PAYMENT          END BALANCE
12/12/97         16         1         20,000,000.00          92,133.33                  -        92,133.33        20,000,000.00
1/12/98          31         2         20,000,000.00         178,508.33          61,549.47       240,057.81        19,938,450.53
2/12/98          31         3         19,938,450.53         177,958.98          62,098.83       240,057.81        19,876,351.70
3/12/98          28         4         19,876,351.70         160,236.52          79,821.28       240,057.81        19,796,530.42
4/12/98          31         5         19,795,530.42         176,692.28          63,365.62       240,057.81        19,733,164.89
5/12/98          30         6         19,733,164.69         170,445.21          69,612.59       240,057.81        19,683,552.30
6/12/98          31         7         19,663,552.30         175,505.40          64,552.41       240,057.81        19,598,999.89
7/12/98          30         8         19,598,999.69         169,286.36          70,771.44       240,057.81        19,528,228.45
8/12/98          31         9         19,528,228.45         174,297.58          65,760.23       240,057.81        19,462,468.22
9/12/98          31        10         19,462,468.22         173,710.64          66,347.17       240,057.81        19,396,121.05
10/12/98         30        11         19,396,121.05         167,534.00          72,523.61       240,057.81        19,323,597.24
11/12/98         31        12         19,323,597.24         172,471.16          67,586.65       240,057.81        19,256,010.59
12/12/98         30        13         19,256,010.59         166,323.79          73,734.01       240,057.81        19,182,276.56
1/12/99          31        14         19,182,276.58         171,209.61          68,947.99       240,057.81        19,113,428.58
2/12/99          31        15         19,113,428,58         170,595.31          69,462.49       240,057.81        19,043,966.09
3/12/99          28        16         19,043,966.09         153,526.11          66,531.70       240,057.81        18,957,434.39
4/12/99          31        17         18,957,434.39         169,203.00          70,584.80       240,057.81        18,886,579.59
5/12/99          30        18         18,886,579.59         163,132.83          76,924.97       240,057.81        18,809,854.61
6/12/99          31        19         18,809,854.61         167,884.00          72,173.80       240,057.81        18,737,480.81
7/12/99          30        20         18,737,480.81         161,644.99          78,212.82       240,057.81        18,659,268.00
8/12/99          31        21         18,659,268.00         166,541.74          73,516.06       240,057.81        18,585,751.93
9/12/99          31        22         18,585,751.93         165,885.58          74,172.23       240,057.81        18,511,579.71
10/12/99         30        23         18,511,579.71         159,893.77          80,164.04       240,057.81        18,431,415.67
11/12/99         31        24         18,431,415.67         164,508.06          75,549.74       240,057.81        18,355,885.93
12/12/99         30        25         18,355,865.93         158,548.79          81,509.01       240,057.81        18,274,356.92
1/12/00          31        26         18,274,356.92         163,106.25          76,951.56       240,057.81        18,197,405.36
2/12/00          31        27         18,197,405.36         162,419.43          77,638,38       240,057.81        18,119,766.98
3/12/00          29        28         18,119,766.96         151,292.50          88,765.30       240,057.81        18,031,001.68
4/12/00          31        29         18,031,001.68         160,934.20          79,123.60       240,057.81        17,951,878.08
5/12/00          30        30         17,951,878.08         155,059.35          84,998.46       240,057.81        17,866,879.62
6/12/00          31        31         17,866,879.62         159,469.35          80,588.46       240,057.81        17,786,291.16
7/12/00          30        32         17,786,291.16         153,629.09          86,428.72       240,057.81        17,699,862.44
8/12/00          31        33         17,699,862.44         157,976.65          82,079.16       240,057.81        17,617,783.29
9/12/00          31        34         17,617,783.29         157,246.06          82,811.75       240,057.81        17,534,971.54
10/12/00         30        35         17,534,971.54         151,458.32          88,599.49       240,057.81        17,446,372.05
11/12/00         31        36         17,446,372.05         155,716.14          84,341.67       240,057.81        17,362,030.38
12/12/00         30        37         17,362,030.38         149,964.54          90,093.27       240,057.81        17,271,937.11
1/12/01          31        38         17,271,937.11         154,159.24          85,696.57       240,057.81        17,186,038.54
2/12/01          31        39         17,186,038.54         153,392.55          86,665.25       240,057.81        17,099,373.29
3/12/01          28        40         17,099,373.29         137,649.45         102,208.36       240,057.81        16,997,164.93
4/12/01          31        41         16,997,164.93         151,706.78          88,351.03       240,057.81        16,908,813.91
5/12/01          30        42         16,908,813.91         146,049.88          94,007.93       240,057.81        16,814,805.98
6/12/01          31        43         16,814,805.98         150,079.15          89,978.66       240,057.81        16,724,827.33
7/12/01          30        44         16,724,827.33         144,460.70          95,597,11       240,057.81        16,629,230.22
8/12/01          31        45         16,629,230.22         148,422.81          91,635.00       240,057.81        16,537,595.22
9/12/01          31        46         16,537,595.22         147,604.93          92,452.88       240,057.81        16,445,142.34
10/12/01         30        47         16,445,142.34         142,044.92          98,012.89       240,057.81        16,347,129.45
11/12/01         31        48         16,347,129.45         145,904.94          94,152.86       240,057.81        16,252,976.59
12/12/01         30        49         16,252,976.59         140,385.09          99,672.72       240,057.81        16,153,303.87
1/12/02          31        50         16,153,303.87         144,174.97          95,882.84       240,057.81        16,057,421.03
2/12/02          31        51         16,057,421.03         143,319.17          96,738.63       240,057.81        15,960,682.40
3/12/02          28        52         15,960,682.40         128,669.70         111,388.10       240,057.81        15,849,294.29
4/12/02          31        53         15,849,294.29         141,461.56          98,596.25       240,057.81        15,750,698.04
5/12/02          30        54         15,750,698.04         136,046.65         104,011.15       240,057.81        15,646,686.69
6/12/02          31        55         15,646,686.89         139,653.20         100,404.61       240,057.81        15,546,282.29
7/12/02          30        56         15,546,282.29         134,281.01         105,776.79       240,057.81        15,440,505.50
8/12/02          31        57         15,440,505.50         137,812.95         102,244.86       240,057.81        15,338,280.64
9/12/02          31        58         15,338,260.64         136,900.37         103,157.44       240,057.81        15,235,103.20
10/12/02         30        59         15,235,103.20         131,593.20         108,464.60       240,057.81        15,126,638.59
11/12/02         31        60         15,126,638.59         135,011.55         105,046.25       240,057.81        15,021,592.34
12/12/02         30        61         15,021,592.34         129,749.00         110,308.80       240,057.81        14,911,283.54
1/12/03          31        62         14,911,283.54         133,089.42         106,968.39       240,057.81        14,804,315.15
2/12/03          31        63         14,804,315.15         132,134.68         107,923.12       240,057.81        14,696,392.03
3/12/03          28        64         14,696,392.03         118,477.41         121,580.39       240,057.81        14,574,611.64
4/12/03          31        65         14,574,911.64         130,086.27         109,971.54       240,057.81        14,464,840.10

AMORTIZATION SCHEDULE:                     $20,000,000  MEZZANINE

                                     Interpolated 12-yr UST        5.865%
                                     Spread                        4.500%
                                     Coupon (Actual/360)          10.365%

                                     Amortization                   12.50
                                     Anticipated Maturity           12.50
                                     Constant                      14.40%
CLOSING DATE:        11/26/97

                                       MEZZ. PLACE
PAYMENT DATE              MONTH     BEGINNING BALANCE         INTEREST          PRINCIPAL          PAYMENT          END BALANCE
5/12/03          30        66         14,464,840.10         124,940.08         115,117.75       240,057.81        14,349,722.35
6/12/03          31        67         14,349,722.35         128,077.25         111,980,55       240,057.81        14,237,741.79
7/12/03          30        68         14,237,741.79         122,978.49         117,079.31       240,057.81        14,120,662.48
8/12/03          31        69         14,120,662.48         126,032.80         114,025.01       240,057.81        14,006,637.47
9/12/03          31        70         14,006,637.47         125,015.08         115,042.73       240,057.81        13,891,594.74
10/12/03         30        71         13,891,594.74         119,988.65         120,069.16       240,057.81        13,771,525.59
11/12/03         31        72         13,771,525.59         122,916.60         117,141.20       240,057.81        13,654,384.39
12/12/03         30        73         13,654,384.39         117,939.75         122,118.06       240,057.81        13,532,266.33
1/12/04          31        74         13,532,266.33         120,781.12         118,276.69       240,057.81        13,412,989.64
2/12/04          31        75         13,412,989.64         119,716.52         120,341.28       240,057.81        13,292,648.35
3/12/04          29        76         13,292,648.35         110,988.08         129,089.73       240,057.81        13,163,578.62
4/12/04          31        77         13,163,578.62         117,490.42         122,587.38       240,057.81        13,041,011.24
5/12/04          30        78         13,041,011.24         112,641.73         127,416.07       240,057.81        12,913,595.17
6/12/04          31        79         12,913,595.17         115,259.22         124,798.59       240,057.81        12,788,798.58
7/12/04          30        80         12,788,796.58         110,483.23         129,594.58       240,057.81        12,659,202.01
8/12/04          31        81         12,659,202.01         112,988.65         127,069.15       240,057.81        12,532,132.85
9/12/04          31        82         12,532,132.85         111,954.51         128,203.30       240,057.81        12,403,929.55
10/12/04         30        83         12,403,929.55         107,136.94         132,918.86       240,057.81        12,271,010.69
11/12/04         31        84         12,271,010.69         109,523.89         130,533.92       240,057.81        12,140,478.77
12/12/04         30        85         12,140,476.77         104,863.37         135,194.44       240,057.81        12,005,282.33
1/12/05          31        86         12,005,282.33         107,152.15         132,905.66       240,057.81        11,872,376.67
2/12/05          31        87         11,872,376.67         105,965.91         134,091.90       240,057.81        11,738,284.77
3/12/05          28        88         11,738,284.77          94,630.14         145,427.67       240,057.81        11,592,857.11
4/12/05          31        89         11,592,857.11         103,471.08         136,586.73       240,057.81        11,456,270.38
5/12/05          30        90         11,456,270.38          98,953.54         141,104.27       240,057.81        11,315,166.11
6/12/05          31        91         11,315,166.11         100,992.57         139,065.23       240,057.81        11,176,100.88
7/12/05          30        92         11,176,100.88          96,533.57         143,524.23       240,057.81        11,032,576.64
8/12/05          31        93         11,032,576.64          98,470.34         141,587.46       240,057.81        10,890,989.18
9/12/05          31        94         10,890,989.18          97,206.62         142,851.19       240,057.81        10,748,137.99
10/12/05         30        95         10,748,137.99          92,837.04         147,220.76       240,057.81        10,600,917.23
11/12/05         31        96         10,600,917.23          94,617.60         145,440.20       240,057.81        10,455,477.03
12/12/05         30        97         10,455,477.03          90,309.18         149,748.62       240,057.81        10,305,726.40
1/12/06          31        98         10,305,728.40          91,982.92         148,074.89       240,057.81        10,157,653.52
2/12/06          31        99         10,157,653.52          90,661.29         149,396.52       240,057.81        10,008,257.00
3/12/06          28        100        10,008,257.00          80,683.23         159,374.57       240,057.81         9,849,882.43
4/12/06          31        101         9,849,882.43          87,905.38         152,152.43       240,057.81         9,696,730.00
5/12/06          30        102         9,696,730.00          83,755.51         156,302.30       240,057.81         9,540,427.70
6/12/06          31        103         9,540,427.70          85,152.29         154,905.51       240,057.81         9,385,522.19
7/12/06          30        104         9,385,522.19          81,067.45         159,990.36       240,057.81         9,228,531.83
8/12/06          31        105         9,228,531.83          82,350.54         157,707.16       240,057.81         9,068,824.67
9/12/06          31        106         9,068,824.67          80,943.04         159,114.77       240,057.81         8,909,709.90
10/12/06         30        107         8,909,709.90          76,957.62         163,100.19       240,057.81         8,746,609.72
11/12/06         31        108         8,746,609.72          78,067.14         161,990.67       240,057.81         8,584,619.05
12/12/06         30        109         8,584,619.05          74,149.65         165,908.16       240,057.81         8,418,710.89
1/12/07          31        110         8,418,710.89          75,140.50         164,917.30       240,057.81         8,253,793.58
2/12/07          31        111         8,253,793.58          73,668.55         166,389.26       240,057.81         8,087,404.33
3/12/07          28        112         8,087,404.33          65,197.96         174,859.85       240,057.81         7,912,544.48
4/12/07          31        113         7,912,544.48          70,622.76         169,435.05       240,057.81         7,743,109.43
5/12/07          30        114         7,743,109.43          66,881.11         173,176.70       240,057.81         7,569,932.73
6/12/07          31        115         7,569,932.73          67,564.80         172,493.00       240,057.81         7,397,439.73
7/12/07          30        116         7,397,439.73          63,895.39         176,162.42       240,057.81         7,221.277.31
8/12/07          31        117         7,221.277.31          64,452.91         175,604.90       240,057.81         7,045,672.41
9/12/07          31        118         7,045,672.41          62,885.56         177,172.24       240,057.81         6,868,500.17
10/12/07         30        119         6,868,500.17          59,326.67         180,731.14       240,057.81         6,687,769.03
11/12/07         31        120         6,687,769.03          59,691.13         180,366.68       240,057.81         6,507,402.35
12/12/07         30        121         6,507,402.35          56,207.69         183,850.12       240,057.81         6,323,552.23
1/12/08          31        122         6,323,552.23          56,440.34         183,617.47       240,057.81         6,139,934.77
2/12/08          31        123         6,139,934.77          54,801.48         185,256.33       240,057.81         5,954,678.44
3/12/08          29        124         5,954,678.44          49,719.08         190,338.72       240,057.81         5,764,339.72
4/12/08          31        125         5,764,339.72          51,449.13         188,608.67       240,057.81         5,575.731.04
5/12/08          30        126         5,575.731.04          46,160.38         191,897.43       240,057.81         5,383,833.62
6/12/08          31        127         5,383,833.62          48,052.96         192,004.85       240,057.81         5,191,828.77
7/12/08          30        128         5,191,828.77          44,844.42         195,213.38       240,057.81         4,996,615.38
8/12/08          31        129         4,996,615.38          44,596.87         195,460.93       240,057.81         4,801,154.45
9/12/08          31        130         4,801,154.45          42,852.30         197,205.50       240,057.81         4,603,948.95


AMORTIZATION SCHEDULE:                     $20,000,000  MEZZANINE

                                     Interpolated 12-yr UST        5.865%
                                     Spread                        4.500%
                                     Coupon (Actual/360)          10.365%

                                     Amortization                   12.50
                                     Anticipated Maturity           12.50
                                     Constant                      14.40%
CLOSING DATE:        11/26/97

                                       MEZZ. PLACE
PAYMENT DATE              MONTH     BEGINNING BALANCE         INTEREST          PRINCIPAL          PAYMENT          END BALANCE
10/12/08         30         131          4,603,948.95        39,766.61         200,291.20       240,057.81         4,403,657.75
11/12/08         31         132          4,403,657.75        39,304.48         200,753.33       240,057.81         4,202,904.43
12/12/08         30         133          4,202,904.43        36,302.59         203,755.22       240,057.81         3,999,149.21
1/12/09          31         134          3,999,149.21        35,694.07         204,363.73       240,057.81         3,794,785.48
2/12/09          31         135          3,794,785.48        33,870.04         206,187.76       240,057.81         3,588,597.71
3/12/09          28         136          3,588,597.71        28,930.08         211,127.73       240,057.81         3,377,469.99
4/12/09          31         137          3,377,469.99        30,145.33         209,912.48       240,057.81         3,167,557.51
5/12/09          30         138          3,167,557.51        27,359.78         212,698.03       240,057.81         2,954,859.49
6/12/09          31         139          2,954,859.48        26,373.35         213,684.45       240,057.81         2,741,175.03
7/12/09          30         140          2,741,175.03        23,676.90         216,380.91       240,057.81         2,524,794.12
8/12/09          31         141          2,524,794.12        22,534.84         217,522.97       240,057.81         2,307,271.16
9/12/09          31         142          2,307,271.16        20,593.36         219,464.45       240,057.81         2,087,808.71
10/12/09         30         143          2,087,806.71        18,033.43         222,024.38       240,057.81         1,885,782.33
11/12/09         31         144          1,865,782.33        16,652.88         223,404.92       240,057.81         1,642,377.41
12/12/09         30         145          1,642,377.41        14,186.03         225,871.77       240,057.81         1,416,505.64
1/12/10          31         146          1,416,505.64        12,642.90         227,414,90       240,057.81         1,189,090.74
2/12/10          31         147          1,189,090.74        10,613.13         229,444.68       240,057.81           959,646.06
3/12/10          28         148            959,646.06         7,736.35         232,321.46       240,057.81           727,324.60
4/12/10          31         149            727,324.60         6,491.68         233,566.13       240,057.81           493,758.47
5/12/10          30         150            493,758.47         4,264.84         235,792.97       240,057.81           257,965.51
6/12/10          31         151            257,965.51         2,302.45         257,965.51       260,267.95                    -